
TheStreet
Parade
MEN'S JOURNAL
Athlon Sports
POWDER
dengarden
THE SPUN
Parade home & garden
SURFER
autoblog
PetHelpful
BIKE MAG

INVESTOR PRESENTATION

SEPT. 2025

THE ARENA Group

DISCLAIMERS

FORWARD LOOKING STATEMENTS

This Presentation of The Arena Group Holdings, Inc. (the "Company," "we," "our," and "us") contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements relate to future events or future performance and include, without limitation, statements concerning our business strategy, future revenues and income from continuing operations, cost reductions, market growth, capital requirements, product introductions, expansion plans, our stock price relative to our peers and our share repurchase program (as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on April 15, 2025 (the "2024 10-K") and in our other SEC filings and publicly available documents). Other statements contained in this Presentation that are not historical facts are also forward-looking statements. We have tried, wherever possible, to identify forward-looking statements by terminology such as "may," "will," "could," "should," "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and other stylistic variants denoting forward-looking statements.

We caution investors that any forward-looking statements presented in this Presentation, or that we may make orally or in writing from time to time, are based on information currently available, as well as our beliefs and assumptions. The actual outcome related to forward-looking statements will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control or ability to predict. Although we believe that our assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, our actual future results can be expected to differ from our expectations, and those differences may be material. Accordingly, investors should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. We detail other risks in our public filings with the Securities and Exchange Commission (the "SEC"), including in Part I, Item 1A, Risk Factors, in the 2024 10-K and in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (the "Q2 10-Q"). The discussion in this Presentation should be read in conjunction with the consolidated financial statements and notes thereto included in Part II, Item 8 in the 2024 10-K and in the Q2 10-Q.

This Presentation and all subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date of this Presentation except as may be required by law.

NON-GAAP FINANCIAL MEASURES

We report our financial results in accordance with generally accepted accounting principles in the United States of America ("GAAP"); however, management believes that certain non-GAAP financial measures provide users of our financial information with useful supplemental information that enables a better comparison of our performance across periods. We believe Adjusted EBITDA provides visibility to the underlying continuing operating performance by excluding the impact of certain items that are noncash in nature or not related to our core business operations. We calculate Adjusted EBITDA as net income (loss) as adjusted for loss from discontinued operations, with additional adjustments for (i) interest expense (net), (ii) income taxes, (iii) depreciation and amortization, (iv) stock-based compensation, (v) change in valuation of contingent consideration, (vi) liquidated damages, (vii) loss on impairment of assets, (viii) loss on sale of assets; (ix) employee retention credit, (x) employee restructuring payments, and (xi) professional and vendor fees. Our non-GAAP measure may not be comparable to similarly titled measures used by other companies, have limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Additionally, we do not consider our non-GAAP measures as superior to, or a substitute for, the equivalent measures calculated and presented in accordance with GAAP. Some of the limitations are that our presentation of Adjusted EBITDA:

- does not reflect interest expense and financing fees, or the cash required to service our debt, which reduces cash available to us;
- does not reflect income tax provision or benefit, which is a noncash income or expense;
- does not reflect depreciation and amortization expense and, although this is a noncash expense, the assets being depreciated may have to be replaced in the future, increasing our cash requirements;
- does not reflect stock-based compensation and, therefore, does not include all of our compensation costs;
- does not reflect the change in valuation of contingent consideration and, although this is a noncash income or expense, the change in the valuations each reporting period are not impacted by our actual business operations but is instead strongly tied to the change in the market value of our common stock;
- does not reflect liquidated damages and, therefore, does not include future cash requirements if we repay the liquidated damages in cash instead of shares of our common stock (which the investor would need to agree to);
- does not reflect any losses from the impairment of assets, which is a noncash operating expense;
- does not reflect any losses from the sale of assets, which is a noncash operating expense;
- does not reflect the employee retention credits recorded by us for payroll related tax credits under the CARES Act;
- does not reflect payments related to employee severance and employee restructuring changes for our former executives;
- does not reflect the professional and vendor fees incurred by us for services provided by consultants, accountants, lawyers, and other vendors, which services were related to certain types of events that are not reflective of our business operations; and
- may not reflect proper non direct cost allocations.

A table which presents a reconciliation of Adjusted EBITDA to net income (loss), which is the most directly comparable GAAP measure, is included in the appendix to this Presentation.

KEY INVESTMENT HIGHLIGHTS



SCALABLE BUSINESS MODEL

Entrepreneurial publishing model with a **variable cost structure** enables growth without significant capital investment.

CONSISTENT BRAND GROWTH

Goal to launch **1 new brand per quarter**, expanding portfolio while sustaining long-term growth

DISCIPLINED BALANCE SHEET MANAGEMENT

Plans to deploy excess cash to reduce debt from current leverage of 2.16x to a target range of **1.0–1.5x**.

ATTRACTIVE VALUATION

Share repurchase program at stock valuation below **10x EBITDA** while the Company believes the stock is undervalued.

WHAT DOES ARENA DO?

OWN AND OPERATE TRUSTED BRANDS	CREATE ENGAGING CONTENT	DELIVER ADVERTISING SOLUTIONS
• Own and operate iconic sports, lifestyle, and finance brands. • Leverage brand equity to build trust with audiences and advertisers. • Reach millions of readers per day globally	• Entrepreneurial Publishing Model drives efficient, scalable content creation. • Original, high-quality content tailored to evolving consumer preferences. • Distributed across web, mobile, newsletters, social, and video.	• Earn revenue from hosted content via digital ads, branded content, commerce (affiliate), and syndication. • Programmatic technology maximizes yield and advertiser ROI. • Expanding affiliate and syndication networks creates high-margin revenue streams.

TOTAL ADDRESSABLE MARKET -

the global digital advertising is projected to exceed $750B in 2025

https://www.emarketer.com/content/worldwide-ad-spending-forecast-2025

DIVERSIFIED PORTFOLIO

MEDIAN AGE **49**

MEDIAN HHI
$127K

PARENTS
21MM

COLLEGE EDUCATED
28MM

171M
MONTHLY PAGEVIEWS

ARENA SPORTS
SPORTS & LEISURE VERTICAL

AthlonSports
MEN'S JOURNAL
THE SPUN
SURFER
BASKETBALL NETWORK
POWDER
AZ SPORTS
BIKE
MEN'S FITNESS
TRANSWORLD SKATEboarding

147M
MONTHLY PAGEVIEWS

Parade
LIFESTYLE VERTICAL

PetHelpful
POPKitchen
dengarden
ROADFOOD

95M
MONTHLY PAGEVIEWS

TheStreet
FINANCE VERTICAL

TheStreet
autoblog
TRAVELHOST

REACHING OVER
15M

SOCIAL FOLLOWERS

Source: Fusion Comscore 05-25 MRI F24

ENTREPRENEURIAL PUBLISHING MODEL

Writers earn a share of revenue per thousand impressions (RPMs), linking content cost to revenue.

SCALABLE & PERFORMANCE-DRIVEN –
Enables fast, efficient growth.

VARIABLE COST STRUCTURE –
Replaces fixed labor costs, improving flexibility.

PERFORMANCE INCENTIVE ALIGNMENT –
Teams are rewarded for producing high-impact content that resonates with audiences.

CASE STUDY - ATHLON SPORTS



April 2024 - Implementation of
Entrepreneurial Publishing Model
Monthly Pageviews (M)
120
100
80
60
40
20
0
2023
2024
2025

DIGITAL ADVERTISING REVENUE



$(M)
15
17
19
24
19
22
23
26
22
32
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25

NEW ARTICLE AND IMPRESSION GROWTH



New Articles
Impressions
M
Monthly New Articles
3,000
2,000
1,000
0
Monthly Ad Impressions (M)
600
400
200
0
2023
2024
2025



REVENUE STREAMS



100%
75%
50%
25%
0%
79%
74%
70%
2023
2024
2025
Other Digital Revenue
Publisher Revenue
Performance Marketing
Digital Advertising

PROGRAMMATIC ADVERTISING

Largest revenue stream (~70% of 2025 revenue). Earn revenue through sale of available ad space to the highest bidder for each ad, with strong CPM performance driven by engaging, audience-driven content.

PERFORMANCE MARKETING

Monetize content through affiliate partnerships (Amazon, Nike, REI, etc.). Articles drive product sales earning a commission, generating **high-margin, performance-based revenue**.

SYNDICATION

License existing content via partners like Apple, MSN and Google at minimal incremental cost. Revenue is earned from **ad impressions**, creating an incremental, high margin income stream.

DELIVERING SUSTAINABLE RESULTS

	FY'24	Q2 '25 TTM	'24-25 GROWTH
Revenue ($M)	125.9	147.2	17%
Gross Profit ($M)	55.7	70.0	42%
Gross Margin (%)	44%	54%	-
(Loss)/Income ($M)[1]	(7.7)	30.4	495%
Net Margin (%)[1]	-6%	21%	-
Adjusted EBITDA ($M)[2]	27.0	52.4	96%
EBITDA Margin (%)	21%	36%	-
EPS[3]	-0.22	0.60	373%

1 (Loss)/Income from continuing operations
2 See Appendix for reconciliation of adjusted EBITDA to net income (loss)
3 Simple EPS for Q2'25 TTM calculated as cumulative quarterly (loss) earnings from continuing operations of $28.4 million divided by total common shares outstanding as of 6/30/2025 of 47,564,607

REDUCED FIXED COST | DEBT TO EBITDA REDUCED

OPERATIONAL IMPROVEMENT

LEADERSHIP & GOVERNANCE	PORTFOLIO OPTIMIZATION	OPERATIONAL EFFICIENCY
• Dec 2023: Board-led changes, with input from largest shareholder to reset strategy. • New management team tasked with driving **profitability and growth**	• Exited unprofitable business lines to sharpen focus on core growth areas. • Q2 2025: Settlement of litigation with Authentic Brands Group (regarding license to publish Sports Illustrated) eliminated $96M of balance sheet liabilities and unlocked future growth potential.	• Aggressive cost reduction eliminated unnecessary overhead. • Implementation of **Entrepreneurial Publishing Model**: variable cost structure, incentive-aligned writers, scalable content growth.

INCOME FROM CONTINUING OPERATIONS - FROM LOSSES TO SUSTAINED PROFITABILITY ($M)



(14.5)
(11.5)
(8.8)
(2.4)
(12.7)
(6.9)
4.8
7.2
4.0
12.4
Q1'23
Q2'23
Q3'24
Q4'23
Q1'24
Q2'24
Q3'25
Q4'24
Q1'25
Q2'25



67%
45%
45%
15
16
36
2023
2024
Q2 2025 LTM
Levered FCF
Levered FCF Conversion



HOW DOES ARENA GROW?

DISCIPLINED ACQUISITIONS – Acquire at attractive valuations, funded through operating cash flow.

PROVEN TRACK RECORD – Autoblog, Athlon Sports, and others integrated successfully, now accretive.

SEAMLESS INTEGRATION – Brands onboarded quickly to centralized ad-tech and ops platform.

TARGET CRITERIA – Strong brand equity, engaged audiences, untapped monetization potential.

GROWTH PIPELINE – Targeting one acquisition or brand launch per quarter.

Athlon Sports | Parade | autoblog | TRAVELHOST

DISCIPLED USE OF IMPROVED BALANCE SHEET



DEBT REDUCTION

Debt to EBITDA lowered to 2.16x, targeting 1.0–1.5x.

OPPORTUNISTIC BUYBACKS

Repurchases under 10x EBITDA when the Company believes shares are undervalued.

M&A STRATEGY

Pursue high-value brands with audience and monetization upside funded by excess cash flow.

THE ARENA Group

THE ARENA GROUP CONTACT:

Paul Edmondson
paul@thearenagroup.net

Geoffrey Wait
geoffrey.wait@thearenagroup.net

Morgan Fitzgerald
morgan.fitzgerald@thearenagroup.net

THE ARENA GROUP INVESTOR CONTACT:

Rob Fink
FNK IR
646-809-4048
aren@fnkir.com


TheStreet
Parade
MEN'S JOURNAL
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POWDER
dengarden
THE SPUN
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SURFER
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BIKE MAG

APPENDIX

THE ARENA Group

APPENDIX

ADJUSTED EBITDA RECONCILIATION ($M)	FY'23	FY'24	Q3'24	Q4'24	Q1'25	Q2'25	Q2'25 TTM
Net income (loss)	(55,582)	(100,710)	3,956	6,879	4,020	108,639	123,494
(Income) loss from discontinued operations	18,367	93,043	822	334	(23)	(96,227)	(95,094)
Income (loss) from continuing operations	(37,215)	(7,667)	4,778	7,213	3,997	12,412	28,400
Add:							
Interest expense, net (1)	17,965	14,668	3,159	2,921	3,004	2,945	12,029
Income tax provision (benefit)	197	249	40	133	286	979	1,438
Depreciation and amortization (2)	13,025	9,692	2,379	2,357	2,166	1,989	8,891
Stock-based compensation (3)	16,292	2,425	732	281	182	151	1,346
Change in fair value of contingent consideration (4)	1,010	313	-	-	-	-	-
Liquidated damages (5)	583	306	77	77	75	76	305
Loss on impairment of assets (6)	119	1,198	-	-	-	-	-
Loss on sale of assets (7)	325	-	-	-	-	-	-
Employee retention credit (8)	(3,890)	-	-	-	-	-	-
Employee restructuring expenses (9)	3,570	5,776	(8)	-	-	-	(8)
Professional and vendor fees (10)	1,194	-	-	-	-	-	-
Adjusted EBITDA	13,175	26,960	11,157	12,982	9,710	18,552	52,401

CAPITAL STRUCTURE

AS OF Q2 2025

CAPITALIZATION - 6/30/2025

Cash ($M):	6.8
Debt ($M):	110.7
Share Price ($):	6.2
Shares Outstanding (M):	47.6
Equity Capitalization ($M):	294.9
Enterprise Value ($M):	398.8

DEBT & EQUITY VALUE ($M)



Equity
Debt

COMMON STOCK OWNERSHIP

All outstanding debt is held by Renew Group Private Limited, a related party and affiliate of Simplify Inventions, LLC.



28%
71%
Simplify Inventions, LLC
Management & Directors
Public Float

APPENDIX

MANAGEMENT



PAUL EDMONDSON, CHIEF EXECUTIVE OFFICER

Microsoft
HubPages

CHRIS HUNTER, PRESIDENT



IBM
yahoo!
USA TODAY
The Weather Channel

GEOFFREY WAIT, PRINCIPAL FINANCIAL OFFICER



AAM
5-hour ENERGY
Grant Thornton

ALEX WASSERBURGER, GENERAL COUNSEL



GRADIENT FINANCIAL GROUP, LLC
iMEDIA BRANDS

MILES STIVERSON, HEAD OF COMMERCE



.dash
the knot
meredith

MIKE MCCRACKEN, HEAD OF PRODUCT



Parade
Athlon Sports

TIM MARTIN, HEAD OF ENGINEERING



HubPages
LOCALITY

STEPHANIE MAZZAMARO, HEAD OF AD OPERATIONS



TMB TRUSTED MEDIA BRANDS
Forbes
Univision

FOCUSED MANAGEMENT TEAM WITH 130+ YEARS OF EXPERIENCE PRIMED TO TAKE ARENA INTO NEXT ERA OF SUCCESS